Vanguard Funds

Supplement to the Prospectus

Leadership Announcement

George U. Sauter has retired as Chief Investment Officer and Managing Director of Vanguard. Mortimer J. Buckley, Managing Director of Vanguard, has assumed the role of Chief Investment Officer. As Chief Investment Officer, Mr. Buckley is responsible for the oversight of Vanguard’s Equity Investment and Fixed Income Groups. The investments managed by these two groups include active quantitative equity funds, equity index funds, active bond funds, index bond funds, stable value portfolios, and money market funds. Mr. Buckley joined Vanguard in 1991 and has held various senior leadership positions with Vanguard. He received his A.B. in Economics from Harvard and an M.B.A. from Harvard Business School.

Also, Sandip A. Bhagat has resigned as head of Vanguard’s Equity Investment Group.

Prospectus Text Changes

All references to George U. Sauter are replaced with Mortimer J. Buckley, and all references to Sandip A. Bhagat are removed.

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